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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

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Date of Report  May 6, 1998
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             First Union Real Estate Equity and Mortgage Investments
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             (Exact name of registrant as specified in its charter)

         Ohio                           1-6249                   34-6513657
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State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)

      Suite 1900, 55 Public Square
            Cleveland, Ohio                                  44113-1937
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:             (216) 781-4030
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Former name or former address, if changed since last report.




Total number of pages in report 2.





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ITEM 5.  OTHER EVENTS
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         On May 4, 1998, Registrant, First Union Real Estate Equity and Mortgage
Investments, an Ohio real estate investment trust, filed a Supplemental Memorandum In Support Of Its Motion For Preliminary Injunction against Gotham Partners in Case No. 1:98CV 0272, Gotham Partners L.P. et. al. vs. First Union Real Estate Equity and Mortgage Investments.

         Exhibit

         (99) Defendant First Union's Supplemental Memorandum In Support Of Its Motion For Preliminary Injunction.




                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          First Union Real Estate Equity
                                            and Mortgage Investments
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                                                     (Registrant)



Date:    May 6, 1998                      By:/S/  Paul F. Levin
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                                                  Paul F. Levin
                                                  Senior Vice President
                                                  Secretary and General Counsel


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